UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48034
(Address of principal executive offices)		(Zip Code)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release dated February 3, 2004
Press Release dated February 3, 2004

Item 5. Other Events and Regulation FD Disclosure

On February 3, 2004, Lear Corporation issued a press release announcing that Anne K. Bingaman has been appointed to Lear’s Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On February 3, 2004, Lear Corporation issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.20 per share, payable on March 8, 2004 to shareholders of record at the close of business on February 18, 2004. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1 Press release issued February 3, 2004, filed herewith.

99.2 Press release issued February 3, 2004, filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation

Date: February 3, 2004	By: Name: Title:	/s/ David C. Wajsgras David C. Wajsgras Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued February 3, 2004, filed herewith.
99.2	Press release issued February 3, 2004, filed herewith.